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                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT ("Agreement") is made this 8th day of March, 1999, by and among AARICA HOLDINGS, INC., a Texas corporation, (hereinafter called the "Borrower,"), CAROL KOLOZS (hereinafter called the "Guarantor") and ROBERT E. SCHMIDT, JR. (hereinafter called the "Lender").

                                   WITNESSETH:

                               ARTICLE I. THE LOAN

         The Borrower has borrowed from Lender the sum of Two Hundred Forty Thousand and No/100 Dollars ($240,000.00) with the obligations of Borrower to Lender to be guaranteed by Guarantor ("Original Loan").

         Further, the Borrower agrees to borrow from the Lender, and the Lender agrees to lend to the Borrower the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) with the obligations of Borrower to Lender to be guaranteed by Guarantor ("Second Loan"). (The Original Loan and Second Loan are hereinafter collectively referred to as the "Loan"). The Second Loan is to be distributed as follows:

         (a)      $50,000.00 in the form of a wire transfer or bank check;

         (b)      Letter of Credit in the amount of $150,000.00 for the benefit of Shing Tak; and

         (c)      Letter of Credit in the amount of $50,000.00 for the benefit of Taimark.


                    ARTICLE II. THE NOTE AND PLEDGE AGREEMENT

         The obligation to repay the Loan shall be evidenced by the Borrower's Promissory Note and Replacement Promissory Note, hereinafter collectively called the "Note," both in substantially the form of Exhibit "A" hereto attached.

                          ARTICLE III. REPRESENTATIONS

         The Borrower and Guarantor represent and warrant to the Lender as follows:

                                  Good Standing

         3.01. The Borrower is a corporation duly organized and existing and in good standing under the laws of the State of Texas. The Borrower has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary in the judgment of the Borrower.

                               Corporate Authority

         3.02. The Borrower has full power and authority to enter into this Agreement, to borrow the funds, to execute and deliver the Note, and to incur the obligations provided for in this Agreement, all of which have been duly authorized by all proper and necessary corporate action. The consent and approval of the Borrower's Board of Directors and its shareholders is shown by their duly adopted resolution attached hereto and incorporated herein.

                                Binding Agreement

         3.03. This Agreement constitutes, and the Note and Guaranty when issued and delivered for value received will constitute, the legal, valid, and binding obligation of the Borrower and Guarantor in accordance with its terms, subject to bankruptcy and insolvency laws and any other laws of general application affecting the rights and remedies of creditors.

                                   Litigation

         3.04. There are no proceedings pending or, so far as the officers of the Borrower know, threatened before any court or administrative agency which, in the opinion of the officers of the Borrower, will materially adversely affect the financial condition or operations of the Borrower.

                            No Conflicting Agreements

         3.05. There is no charter, regulation, or preference stock provision of the Borrower and no provision of any existing mortgage, indenture, contract, or agreement binding on the Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement and of the Note and Pledge Agreement.

                               Financial Condition

         3.06. The Borrower and Guarantor agree that they will, at all times, make their best good faith effort to keep in as good a financial condition throughout the term of this Agreement as it is in on this date. The Borrower and Guarantor represent and warrant that there has been no material adverse change in the Borrower's financial condition since that set forth in the September 30, 1998 financial statements prepared by Arthur Anderson and previously delivered to Lender. The Borrower and Guarantor further agree to immediately advise the Lender of any material adverse change in either of their financial condition or operations, or of any litigation, claim, or cause of action that may bring about any material damage to the Borrower and/or Guarantor.

     3.07. The stock of the Mexican entities have been transferred to the U. S. holding company and are wholly owned subsidiaries of the U. S. holding company.


                        ARTICLE IV. CONDITIONS OF LENDING

         The obligation of the Lender to make the loan is subject to the following conditions precedent:

                                   Compliance

         4.01. The Lender shall have received a certificate dated the date of the loan and signed by an executive officer of the Borrower to the effect that:
(1) the Borrower has complied, and is then in compliance, with all the terms and covenants of this Agreement that are binding upon it; (2) there exists no event of default as defined in Article IX and no event that, with the giving of notice or the lapse of time, or both, would constitute such an event of default; and
(3) the representations and warranties contained in Article III are true with the same effect as though such representations and warranties had been made at the time of the loan.

                          Evidence of Corporate Action

         4.02. The Lender shall have received copies of all corporate action taken by the Borrower to authorize this Agreement, the Note and Security Agreement and the borrowing hereunder, and such other documents as the Lender may reasonably require.

                     ARTICLE V. CONVERSION OF ORIGINAL LOAN

         Borrower is making a private offering of its stock. Lender shall convert any unpaid principal and/or interest on the Original Loan to stock of the Borrower at eighty percent (80%) of the offering price. Such conversion shall occur at such time as Borrower has issued the minimum number of shares required under such offering as set forth in the Confidential Private Placement Memorandum of AARICA Holdings, Inc. as referenced on Exhibit B (the "Offering"). The Borrower and Guarantor agree that no material changes will be made to the terms of the Offering without the written approval of the Lender.

                ARTICLE VI. SUBORDINATION OF NOTES AND DEBENTURES

         The principal amounts of any debenture, bonds or notes, promissory notes, loans or other instruments of indebtedness issued or to be issued by the Borrower to Guarantor, any shareholder, other than Lender, subsidiary, or affiliated or related corporation shall at all times be subject and subordinate to the Note described in Article II.

                       ARTICLE VII. AFFIRMATIVE COVENANTS

         Until payment in full of the Note and performance of all other obligations of the Borrower under this agreement, the Borrower will:

                                      Taxes

         7.01. Except as described in the Offering, pay and discharge all taxes, assessments, and governmental charges upon it, its income, and its properties prior to the date on which penalties are attached, unless and only to the extent that the taxes are contested in good faith and by appropriate proceedings by the Borrower; and accrue all such taxes quarterly.

                           Quarterly Financial Reports

         7.02. Provide quarterly financial reports to the Lender on or before the 45th day after the end of each calendar quarter during the time period in which any indebtedness is outstanding. Financial reports shall include, but are not limited to, profit and loss statements, balance sheets and cash flow projections. Annually, Borrower and Guarantor shall provide Lender with financial statements and reports prepared and approved by a certified public accountant licensed to practice in the appropriate jurisdiction reasonably acceptable to Lender, to be delivered within ninety (90) days of the close of Borrower's fiscal year on Borrower and all subsidiaries.

                                    Insurance

         7.03. Maintain insurance with responsible insurance companies of such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, and furnish evidence and a detailed list thereof to the Lender, upon request. Lender shall be named as an Additional Insured on all such policies of insurance.

                        ARTICLE VIII. NEGATIVE COVENANTS

         Until payment in full of the Note and performance of all other obligations of the Borrower under this agreement, the Borrower will not, except with the prior express written consent of the Lender:

                                      Loans

     8.01. Make any material (i.e., other than typical payroll advances to employees consistent with past practices) loans or advances to any person, firm, or corporation, or permit any subsidiary so to do, except: repayment of the Note to Lender.

                                   Investments

         8.02. Purchase or acquire the obligations or stock of, or any other interest in, any person, firm, corporation, or other enterprise whatsoever, or permit any subsidiary so to do, except: (1) direct obligations of the United States of America; (2) obligations and stock of any corporation that hereby becomes a subsidiary; (3) obligations and stock of any wholly-owned subsidiary; or (4) obligations or stock of any other person, firm, or corporation not exceeding, at cost, $1,000 in the aggregate at any one time outstanding.

                                      Stock

         8.03. Alter the capital structure of the corporation in any manner or issue additional stock, whether to new or existing shareholders and whether authorized or in treasury, without the prior written consent of Lender.

                                     Salary

         8.04. Borrower and Guarantor agree they shall not increase salaries of executives, including but not limited to, management fees and compensation paid to Guarantor or any related party, during the time period in which any indebtedness under the loan remains outstanding. Borrower represents that the existing compensation paid to Guarantor is $15,000.00 per month.

                       Changes in Business; Sale of Assets

         8.05. Sell, assign, lease, transfer, or convey assets other than in the usual and regular course of business; merge or consolidate with any other corporation; enter into a joint venture or similar business arrangement with any third party; modify the nature and type of business presently engaged in; do any act that may jeopardize the Borrower from continuing to exist as an independent business.

         8.06.  Borrower shall not undertake any action, or otherwise permit any
inaction,   which  will  adversely  effect,  impair,   terminate  or  jeopardize
Borrower's business licenses.

         8.07 Other than in the ordinary course of business, Borrower shall not incur any additional indebtedness without the express written consent of Lender, except for shareholder loans, which indebtedness shall be subordinate to payment of the indebtedness owed to Lender, and subordinate to Lender's security interests in Borrower's issued and outstanding stock.

                          ARTICLE IX. EVENTS OF DEFAULT

         9.01.    The following shall be considered an "Event of Default":

         (1) Default shall be made in the payment of any installment of principal or of interest upon the Note for a period of ten (10) days after it has become due and payable, whether at maturity, by notice of intention to prepay, or otherwise; or

         (2) Default shall be made in the due observance or performance of any term, covenant, or provision of the Note and other loan documents, and such default has continued unremedied for a period of ten (10) days; or

         (3) Any representation or warranty made by the Borrower or any statement or representation made in any certificate, report, or opinion delivered pursuant to this agreement shall prove to have been incorrect in any material respect when made; or

         (4) The Borrower makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of the Borrower or any substantial part of its property, commences any proceeding relating to the arrangement or readjustment of debt, or for dissolution or liquidation under any law or statue of any jurisdiction, whether now or hereafter in effect, or if there is commenced against the Borrower any such proceeding that remains undismissed for a period of sixty (60) days, or the Borrower by any act indicates its consent, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for the Borrower or any substantial part of its property, or permits any receivership or trusteeship to continue undischarged for a period of thirty (30) days; or

         (5) Any final judgment against the Borrower or any attachment against its property for any amount in excess of $50,000.00 remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of sixty (60) days.

                              ARTICLE X. MANAGEMENT

         The Borrower agrees to give the Lender prompt notice in the event that CAROL KOLOZS shall cease, for any reason, to be an officer, director or manager of the Borrower. In this event, then Lender may, after receipt of the notice, request payment of the Note, and it shall immediately become due and payable.

                           ARTICLE XII. MISCELLANEOUS

                                    Expenses

         11.01. The Borrower agrees to pay for Borrower's counsel fees and all expenses incurred in connection with the preparation of this Agreement, and loan documents and the perfection of any security interests required by the Loan Documents in an amount not to exceed $5,000.00.

                                    No Waiver

         11.02. The Lender shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless the waiver is in writing and is signed by the Lender, and then only to the extent specifically set forth therein; a waiver of one event shall not be construed as continuing or as a bar to or waiver of the right or remedy on a subsequent event.

                                  Interest Rate

         11.03. The Borrower specifically agrees that, in the Event of a Default, as defined in Article X, interest shall continue to accrue at the rate set forth in the Note and the Lender shall be entitled to charge compound interest and collect interest at the rate set forth in the Note, before as well as after entry of any judgment, including judgment of foreclosure and sale, until payment in full of the balance due is made.

                                   Late Charge

         11.04. In the event that any installment of principal and/or interest is received by the Lender more than ten (10) days after the due date, a late payment charge of five percent (5%) of the payment due will be added in addition to interest at the rate provided herein. The Borrower agrees to pay the charge and interest, and failure to do so after ten (10) days' notice shall constitute an Event of Default under Article X of this Agreement. This charge shall be in addition to all other rights and remedies available to the Lender at law, in equity, or under this Agreement.

                               Time of the Essence

     11.05. Time is of the essence in each and every term and condition of this Agreement, the Note and the Security Agreement.

                              Florida Law To Apply

         11.06. BORROWER AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF FLORIDA, COUNTY OF ORANGE, AND THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF FLORIDA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, AND BORROWER AND GUARANTOR HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FLORIDA STATE OR FEDERAL COURT. BORROWER AND GUARANTOR HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT EACH MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. BORROWER AND GUARANTOR ALSO IRREVOCABLY CONSENT TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OF PROCEEDING BY THE MAILING OF A COPY OF SUCH PROCESS TO BORROWER AND GUARANTOR BY REGISTERED OR EXPRESS MAIL, RETURN RECEIPT REQUESTED, AT EACH ADDRESS SPECIFIED HEREIN. SUCH SERVICE WILL BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH MAILING AND WILL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE ON BORROWER AND GUARANTOR IN SUCH ACTION OR PROCEEDING. BORROWER AND GUARANTOR AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY MANNER PROVIDED BY LAW.

         NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER AND/OR GUARANTOR OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         EACH OF BORROWER, GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH OR IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS CLAIM ASSERTED BY BORROWER AND/OR GUARANTOR IN ANY SUCH LITIGATION.

                                     Notice

         11.08.   Addresses for notices shall be as follows:

If to Borrower:   AARICA HOLDINGS, INC.
                           1080 Howell Branch Road
                           Winter Park, FL  32789

With a copy to:   Gary Siegel, Esq.
                           6500 S. Highway 17-92
                           Fern Park, FL  32730

If to Lender:              Robert E. Schmidt, Jr.
                           1123 Overcash Drive
                           Dunedin, FL  34698

With a copy to:   James G. Willard, Esq.
                           Shutts & Bowen LLP
                           20 N. Orange Ave., Suite 1000
                           Orlando, FL  32801-4626

         All notices shall be given by United States Postal Service, postage prepaid, certified, return receipt requested, or by recognized national overnight courier such as Federal Express and shall be deemed given when received by the party to whom the notice is addressed.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above-written.

                                     LENDER:

                                                   -----------------------------
                                                     Robert E. Schmidt, Jr.

                                    BORROWER:

                                   AARICA HOLDINGS, INC., a Texas corporation


                               By:  ________________________________________
                               Its:________________________________________


                                   GUARANTOR:

                               --------------------------------------
                                  Carol Kolozs



ORL95  106079.2 - LMB